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                                                                   EXHIBIT 4.3

       COMMON STOCK                                                                                             COMMON STOCK
         NUMBER                                                                                                    SHARES
        [M     ]                                                                                                  [      ]


INCORPORATED UNDER THE                                [GOODYEAR GRAPHIC]                                  LAWS OF THE STATE OF OHIO


                                              THE GOODYEAR TIRE & RUBBER COMPANY

                     THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY, CANTON, MA AND JERSEY CITY, NJ.            SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                                                                                  CUSIP 382550 10 1

THIS IS TO CERTIFY THAT




is the owner of


                       FULL-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF



The Goodyear Tire & Rubber Company, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                                                                           The Goodyear Tire & Rubber Company

                                                                                                 BY
/s/ C. Thomas Harvie                                                                                    /s/ Robert J. Keegan
    SECRETARY                                                                                           CHAIRMAN OF THE BOARD


Countersigned and Registered:
      EQUISERVE TRUST COMPANY, N.A.

                       Transfer Agent and Registrar,
BY  /s/ Stephen Cesso
                                Authorized Signature

                                                   [THE GOODYEAR TIRE & RUBBER COMPANY SEAL]
                                                        BANKNOTE CORPORATION OF AMERICA

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
                       THE GOODYEAR TIRE & RUBBER COMPANY

                  THE GOODYEAR TIRE & RUBBER COMPANY WILL MAIL, WITHOUT CHARGE,
         TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE EXPRESS
         TERMS (AS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE CODE OF
         REGULATIONS OF THE CORPORATION) OF THE SHARES OF THE COMMON STOCK OF
         THE CORPORATION AND OF OTHER CLASSES OR SERIES OF SHARES, IF ANY, WHICH
         THE CORPORATION IS AUTHORIZED TO ISSUE WITHIN FIVE DAYS AFTER RECEIPT
         OF A WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE
         CORPORATION, AKRON, OHIO 44316.


     This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in a Rights Agreement between THE GOODYEAR TIRE & RUBBER
COMPANY and EQUISERVE TRUST COMPANY, N.A., as Rights Agent, dated as of June 4,
1996 (the "Rights Agreement"), as amended and restated, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of THE GOODYEAR TIRE & RUBBER COMPANY. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. THE GOODYEAR TIRE & RUBBER COMPANY will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights which are or were beneficially owned by Acquiring
Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void.

         Explanation of Abbreviations:

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM     as tenants in common      JT TEN      as joint tenants with
         TEN ENT     as tenants by the                     right of survivorship
                     entireties                            and not as tenants in
                                                           common

                                               UNIF GIFT   Uniform Gifts to
                                               MIN ACT     Minors Act

    Additional abbreviations may also be used though not in the above list.

================================================================================

                                   ASSIGNMENT

      For value received, __________ hereby sell, assign and transfer unto

(Please Print or Type Name and Address of Assignee)

Name                                        Insert here Social Security or Other
                                               Identifying Number of Assignee
                                            ------------------------------------


--------------------------------------------------------------------------------
Street

                                                                 ---------------
                                                                      SHARES
--------------------------------------------------------------------------------
City, State and Zip Code


================================================================================
(Please Print or Type Name and Address of Assignee)



Name                                        Insert here Social Security or Other
                                               Identifying Number of Assignee
                                            ------------------------------------


--------------------------------------------------------------------------------
Street

                                                                 ---------------
                                                                      SHARES
--------------------------------------------------------------------------------
City, State and Zip Code


================================================================================

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________
______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                      Issue certificate to the same owner as shown on the face of this certificate for any shares not assigned above.

                                                                   -------------
                                                                      SHARES
                                                                   -------------


                                                                   -------------


Dated
      -----------------------------


                                  X
                                    --------------------------------------------
                                    (The signature here must correspond with the
                                    name as written upon the face of the
                                    certificate in every particular, without
                                    alteration or enlargement or any charge
                                    whatever.)

                                    SIGNATURE GUARANTEED: